UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 28, 2005

Frontier Airlines, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On July 28, 2005, Frontier Airlines, Inc. issued a press release announcing its financial results for its first fiscal quarter ending June 30, 2005.  A copy of the press release dated July 28, 2005 entitled “Frontier Airlines Reports Fiscal First Quarter 2006 Results” is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Item 99.1	Press Release dated July 28, 2005 entitled “Frontier Airlines Reports Fiscal First Quarter 2006 Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: July 28, 2005	By:	/s/ JEFF S. POTTER

	Its:	President and CEO

	By:	/s/ PAUL H. TATE

	Its:	CFO